Financial expenses (Details) - DKK (kr) kr in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Financial expenses
Interest expenses	kr (4,091)	kr (2,895)	kr (3,205)
Fair value adjustments of marketable securities, cf. note 21	0	(2,103)	0
Fair value adjustments of other investments, cf. note 16	(8,217)	0	0
Other financial expenses	(3,473)	(4,829)	(185)
Exchange rate adjustments (primarily on USD deposits)	0	(39,487)	0
Total financial expenses	kr (15,781)	kr (49,314)	kr (3,390)